[LOGO OF LINCOLN FINANCIAL GROUP]

     Variable
     Annuity
     Fund A















     Annual Report 1998

[LOGO OF LINCOLN FINANCIAL GROUP]

                                        Lincoln National Life Insurance Co.
January 1999                                            1300 S. Clinton St.
                                                              P.O. Box 1110
                                                  Fort Wayne, IN 46801-1110

Dear Participant:

I am pleased to send you the 1998 Annual Report for Lincoln Life Variable Annuity Fund A. 1998 was a volatile yet rewarding year as the unit value for Fund A increased 19.95% after fund management and contract expenses. This marks the eighth consecutive year of positive performance.

I would call your attention to the letter from Scott Wittman, president of Vantage Global Advisors, the sub-advisor for Variable Annuity Fund A. Vantage continues to seek conservative growth, since Fund A is a vehicle for accumulating retirement savings. In the up and down stock market of 1998, these goals were clearly achieved, once again.

Although past performance is no guarantee of future results, we look for continued solid performance in the year ahead. While there are uncertainties with respect to certain foreign markets and Year 2000 computer problems, Fund A is managed in a style that is intended to reduce risk. This is yet another good reason for using your Lincoln Life Variable Annuity to help build and protect retirement savings. Please review the enclosed information carefully. Your sales representative will help answer any questions you may have. Or you may call Lincoln Life Customer Service at 1-800-4LINCOLN (454-6265).

Thank you for your continued confidence in allowing Lincoln Life to help you meet your retirement savings needs. We will continue our efforts to see that we do.

Sincerely yours,

/s/ Kelly D. Clevenger

Kelly D. Clevenger
Vice President


www.LincolnLife.com

Lincoln Financial Group is the marketing name for Lincoln National Corporation and its affiliates.

Portfolio manager's
summary and comparison


Managed by     [LOGO OF VANTAGE INVESTMENT ADVISORS]


Growth of $10,000 invested 1/1/89 through 12/31/98

                     1/1/89    12/31/98
Fund A              $10,000     $57,904
S&P 500 Index       $10,000     $46,065



Average annual return              Ended
on investments                     12/31/98
--------------------------------------------
One Year                           +19.95%
--------------------------------------------
Five Years                         +21.35%
--------------------------------------------
Ten Years                          +16.50%
--------------------------------------------

For the year ended December 31, 1998, the Fund returned 19.95% versus its benchmark, the S&P 500 Index, which returned 28.76%. Often the best stocks are those everyone else seems to overlook. In a time when many economists consider earnings estimates for stocks to be inflated, it is a challenge to identify companies that are selling at low prices but have the potential to increase in value over time. In an effort to uncover hidden gems, we use a quantitative selection strategy that we have developed and fine-tuned through years of investment management. During erratic markets, quantitative analysis helps us to select stocks based on pre-set parameters without being swayed by current market conditions.

In 1998, the largest 20 stocks in the S&P 500 Index were responsible for much of the past year's stock market growth. Companies like Wal-Mart and Pfizer dramatically outperformed other stocks in the index, making it difficult for diversified portfolios, such as Fund A, to keep pace with the index. The companies in the narrow group driving the market tend to have high price-to-earnings (P/E) ratios, prompting many investors to expect higher earnings growth. However, these stocks also tend to be more expensive and, in our minds, have a lower expected return. Fund A seeks companies with low P/E ratios - companies that appear undervalued and whose price we expect to appreciate over time.

Although the recent market has favored companies with high P/E ratios, our disciplined, computer-driven process has prevented us from veering from our investment focus. With the Fund, we tend to keep our sector allocation roughly similar to that of the S&P 500 Index, so we didn't completely avoid these "supercap" companies, because a few such as General Electric and Merck & Co. met our selection criteria. We strive to create a portfolio that has the ability to flourish during prosperous markets and hold its own in market declines.

Our technology stocks performed well for the Fund this past year. Technology companies tend to be more sensitive to the "upgrade cycle," the rate at which companies update their software for consumers, than they are to the business cycle. Technology companies are under intense pressure to improve their products within relatively short periods of time. Some heavy hitters this past year included Apple Computer and Intel Corporation. Apple Computer continues to meet our selection criteria including our growth and value parameters. With the introduction of new Apple products, including the competitively priced iMAC, we believe that this company could continue to grow, adding value to the Fund.

Intel Corporation, manufacturer of a widely used semi-conductor - the Pentium chip - continues to sell at a reasonable valuation and we foresee even further earnings growth potential as demand for technology increases. We expect an upswing in the "upgrade cycle" and we anticipate a rebound in the chip industry.

Not all stocks performed as favorably as we had anticipated. Caterpillar Tractor, an industrial machinery manufacturer, for instance, did not meet earnings expectations. In a market that was especially sensitive to earnings, the stock suffered at the signs of weakness.

We still see choppy waters ahead; however, this past summer's stock market decline gave us many opportunities to purchase relatively low-priced investments for the Fund's portfolio. We are optimistic that they will offer long-term capital appreciation potential.

Our long-range outlook for the U.S. economy during the next five to ten years is very favorable. Based on many standards, the U.S. economy is more efficient, productive and innovative than most other world economies. In coming years, we should be able to reap the benefits of our ability to create superior products. As technology becomes even more prevalent in our society, the emergence of Internet shopping and a consumer's ability to find the lowest prices at the click of a mouse should help keep prices in check. Our economy's potential to create non-inflationary growth is the best we have seen in the past ten years.

We believe that the Fund's quantitative strategy will enable us to weather any waves of short-term market volatility and leave us prepared to capture potential market growth.

T. Scott Wittman

Statement of Net Assets

December 31, 1998


Investments:
                                        Percent of    Number      Market
Common Stock:                           Net Assets    of Shares   Value
----------------------------------------------------------------------------
Aerospace & Defense:                         2.3%
Gulfstream Aerospace *                                 16,700    $ 889,275
United Technologies                                    22,800    2,479,500
                                                               -----------
                                                                 3,368,775
Automobiles & Auto Parts: 2.0%
Ford Motor                                             25,200    1,478,925
Hertz Class A                                           2,800      127,750
Navistar International *                               25,000      712,500
Republic Industries *                                  39,400      581,150
                                                               -----------
                                                                 2,900,325

Banking, Finance & Insurance:               14.8%
Allstate                                                8,600      332,175
AmSouth Bancorporation                                 39,000    1,779,375
American International Group                           16,200    1,565,325
Bank One                                               22,095    1,128,235
Bank of Boston                                         35,700    1,390,069
BankAmerica                                            20,600    1,238,575
Bankers Trust New York                                 14,000    1,196,125
Chase Manhattan                                        39,600    2,695,275
Citigroup                                              44,799    2,217,550
Conseco                                                44,600    1,363,087
Dime Bancorp                                           32,000      846,000
Marsh & McLennan                                       21,600    1,262,250
MBIA                                                   10,400      681,850
Metris                                                 13,594      682,228
Paine Webber Group                                     34,050    1,315,181
SLM Holding                                            41,300    1,982,400
                                                               -----------
                                                                21,675,700

Buildings & Materials:                       1.6%
Centex                                                 31,200    1,405,950
Lafarge                                                22,500      911,250
                                                               -----------
                                                                 2,317,200

Cable, Media & Publishing:                   4.1%
Donnelley & Sons                                       16,200      709,762
McGraw-Hill                                            19,700    2,006,937
New York Times                                         40,800    1,415,250
Omnicom Group                                          30,400    1,763,200
R.H.Donnelley                                           3,840       55,920
                                                               -----------
                                                                 5,951,069

Chemicals:                                   1.6%
Dow Chemical                                           18,200    1,655,063
Lyondell Petrochemicals                                36,700      660,600
                                                               -----------
                                                                 2,315,663

                                        Percent of    Number      Market
                                        Net Assets    of Shares   Value
----------------------------------------------------------------------------
Computers & Technology:                     11.2%
American Power Conversion *                            16,000     $774,500
Apple Computer *                                       40,000    1,638,750
Cisco Systems *                                         2,000      185,687
Dell Computer *                                        24,800    1,815,825
Electronics Arts *                                      7,300      409,256
HBO & Co. *                                            20,800      597,350
International Business Machines                         8,200    1,514,950
Keane *                                                 7,900      315,506
Lexmark International Group A *                        16,200    1,628,100
Microsoft *                                            17,400    2,410,444
Network Associates *                                    7,650      507,530
Storage Technology *                                   19,000      675,688
Sun Microsystems *                                     30,700    2,626,769
Symantec *                                              8,800      190,850
Xerox                                                   9,100    1,073,800
                                                               -----------
                                                                16,365,005

Consumer Products:                           7.2%
Clorox                                                 14,600    1,705,462
General Electric                                       48,600    4,960,237
Maytag                                                 12,000      747,000
Procter & Gamble                                       33,600    3,068,100
                                                               -----------
                                                                10,480,799

Electronics & Electrical Equipment:          2.8%
FirstEnergy                                            32,100    1,045,256
Honeywell                                              20,300    1,528,844
Intel                                                  12,600    1,493,494
                                                               -----------
                                                                 4,067,594

Energy:                                      7.2%
Atlantic Richfield                                     17,200    1,122,300
ENSCO International                                    44,600      476,663
Exxon                                                  47,500    3,473,437
Occidental Petroleum                                   36,000      607,500
Royal Dutch Petroleum                                  46,800    2,240,550
Texaco                                                 31,600    1,670,850
USX-Marathon Group                                     33,200    1,000,150
                                                               -----------
                                                                10,591,450

Food, Beverage & Tobacco:                    7.7%
CKE Restaurants                                        20,790      612,006
Coca-Cola                                              19,800    1,324,125
ConAgra                                                 3,300      103,950
General Mills                                          16,200    1,259,550
Heinz (H.J.)                                           31,650    1,792,181
Philip Morris                                          76,600    4,098,100
Quaker Oats                                            11,200      666,400
Suiza Foods *                                          27,800    1,416,063
                                                               -----------
                                                                11,272,375

                                        Percent of    Number      Market
                                        Net Assets    of Shares   Value
----------------------------------------------------------------------------
Healthcare & Pharmaceuticals:               12.8%
Amgen *                                                22,000   $2,299,000
Arterial Vascular Engineering *                        42,400    2,222,025
Bristol-Myers Squibb                                   15,900    2,127,619
Health Management Associates Class A *                  5,650      122,181
Lilly (Eli)                                            12,200    1,084,275
Lincare Holdings *                                     24,800    1,005,175
Merck & Company                                        19,800    2,924,213
Pfizer                                                  9,500    1,191,656
Rexall Sundown *                                        6,500       90,594
Schering-Plough                                        62,000    3,425,500
Tyco International                                     29,300    2,210,319
                                                               -----------
                                                                18,702,557

Industrial Machinery:                        0.6%
Ingersoll-Rand                                         18,750      880,078

Leisure, Lodging & Entertainment:            0.2%
Eastman Kodak                                           3,700      266,400

Metals & Mining: 0.6%
Bethlehem Steel *                                      17,600      147,400
USX-U.S. Steel Group                                   30,900      710,700
                                                               -----------
                                                                   858,100

Retail:                                      6.2%
Best Buy *                                              2,900      177,987
Fingerhut                                               6,900      106,519
Gap                                                    27,900    1,569,375
Jostens                                                33,000      864,188
Kroger *                                                5,800      350,900
Lowe's Companies                                        8,500      435,094
Ross Stores                                            27,800    1,093,756
Safeway *                                              21,000    1,279,688
TJX                                                    53,500    1,551,500
Wal-Mart Stores                                        20,000    1,628,750
                                                               -----------
                                                                 9,057,757

Telecommunications: 11.2%
ADC Telecommunications                                 21,800      754,825
Ameritech                                              44,000    2,788,500
AT & T                                                 23,800    1,790,950
Bell Atlantic                                          51,916    2,949,478
BellSouth                                              89,200    4,448,850
Lucent Technologies                                     3,400      374,000
SBC Communications                                     13,599      729,246
Tellabs *                                              20,000    1,371,250
U.S.West                                               17,700    1,143,863
                                                               -----------
                                                                16,350,962

                                        Percent of    Number      Market
                                        Net Assets    of Shares   Value
----------------------------------------------------------------------------
Textiles, Apparel & Furniture:               1.5%
Johnson Controls                                       26,500  $ 1,563,500
Tommy Hilfiger *                                       11,400      684,000
                                                              ------------
                                                                 2,247,500

Transportation & Shipping:                   1.0%
Alaska Air Group                                        9,900      438,075
AMR                                                    16,000      950,000
                                                              ------------
                                                                 1,388,075

Utilities:                                   2.5%
General Public Utilities                               33,600    1,484,700
Minnesota Power and Light                               8,200      360,800
Texas Utilities                                        38,500    1,797,469
                                          -------             ------------
                                                                 3,642,969

Total Common Stock
   (Cost $83,630,615)                       99.1%              144,700,353
                                          -------             ------------

   Total Investments
   (Cost $83,630,615)                       99.1%              144,700,353

Other Assets Over Liabilities:                .9%                1,366,830
                                          -------             ------------

   Net Assets                              100.0%             $146,067,183
                                          =======             ============

Net assets are represented by:
   Value of accumulation units:
     7,176,135 units at $18.712 unit value                    $134,281,654
   Annuity reserves:
     178,649 units at $18.712 unit value                         3,342,925
     351,631 units at $24.010 unit value                         8,442,604
    --------                                                  ------------
     530,280
    ========
                                                              $146,067,183
                                                              ============

*Non-income producing security

See accompanying notes to financial statements.

Statement of Operations

For the Year Ended December 31, 1998

Investment Income:
     Dividends                                                           $ 2,358,504
     Interest                                                                 61,960
                                                                         -----------
                                                                           2,420,464

Expenses:
     Investment management services                          $   441,232
     Mortality and expense guarantees                          1,304,517   1,745,749
                                                             ----------- -----------
Net Investment Income                                                        674,715

Net Realized and Unrealized Gain on Investments
     Net realized gain on investments                         15,158,708
     Increase in net unrealized appreciation of investments    9,368,090
                                                             -----------
Net Realized and Unrealized Gain on Investments                           24,526,798
                                                                         -----------

Net Increase in Net Assets Resulting from Operations                     $25,201,513
                                                                         ===========


Statements of Changes in Net Assets

                                                      Year Ended December 31,
                                                          1998         1997
                                                      ------------------------
Changes from operations:
  Net investment income                               $   674,715 $    945,635
  Net realized gain on investments                     15,158,708   15,561,276
  Increase in net unrealized
    appreciation of investments                         9,368,090   17,892,073
                                                      ------------------------

Net increase in net assets
  resulting from operations                            25,201,513   34,398,984

Net decrease from equity transactions                 (10,592,393) (11,845,771)
                                                      ------------------------

Total increase in net assets                           14,609,120   22,553,213

Net assets at beginning of period                     131,458,063  108,904,850
                                                      ------------------------

Net assets at end of period                          $146,067,183 $131,458,063
                                                      ========================

See accompanying notes to financial statements.

Notes to Financial Statements

December 31, 1998

1. Significant accounting policies
The Fund: The Lincoln National Variable Annuity Fund A (Fund) is a segregated investment account of The Lincoln National Life Insurance Company. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund's investment objective is to maximize long-term growth of capital. The Fund invests primarily in equity securities diversified over industries and companies.

Investments: Investment transactions are accounted for on the date the securities are purchased or sold. Common stocks are valued at the closing sales prices for those traded on a national stock exchange and the mean between the quoted bid and asked prices for those traded over-the-counter. Short-term investments are stated at cost which approximates market. The cost of investments sold is determined using the specific identification method.

Federal Income Taxes: Operations of the Fund form a part of, and are taxed with, operations of The Lincoln National Life Insurance Company, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the investment income and gains on investments of the Fund. Accordingly, no provision for any such liability has been made.

Income: Dividends are recorded as earned on the ex-dividend date and interest is accrued as earned.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using assumed investment rates of 3.5%, 4.5%, 5%, or 6%. Reserves on contracts involving life contingencies are calculated using the Progressive Annuity Table with the age adjusted for persons born before 1900 or after 1919 and assumed investment rates of 3.5%, 4.5%, 5%, or 6%.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of short-term investments) during the year ended December 31, 1998 amounted to $41,571,993 and $51,892,501, respectively.

3. Expenses and sales charges Amounts are paid to The Lincoln National Life Insurance Company for investment management services at the rate of .000885% of the current value of the Fund per day (.323% on an annual basis) and for mortality and expense guarantees at the rate of .002745% of the current value of the Fund per day (1.002% on an annual basis). In addition, The Lincoln National Life Insurance Company retained $10,852 from the proceeds of the sale of annuity contracts during the period for sales and administrative charges. Accordingly the Lincoln National Life Insurance Company is responsible for all sales, general, and administrative expenses applicable to the Fund.

The custodian bank of the Fund has agreed to waive its custodial fees when the Fund maintains a prescribed amount of cash on deposit in certain non-interesting bearing accounts, For the year ended December 31, 1998, the custodial fee offset arrangement was not material to either expenses or to the calculation of average net assets and the ratio of expenses to average net assets.

4. Net assets
Net assets at December 31, 1998 consisted of the following:

Equity transactions                                    ($165,803,344)
Accumulated net investment income                         73,957,102
Accumulated net realized gain on investments             176,843,687
Net unrealized appreciation of investments                61,069,738
                                                        ------------
                                                        $146,067,183
                                                        ============

5. Summary of changes in equity transactions

                                        Year Ended                    Year Ended
                                     December 31, 1998            December 31, 1997
                                     Units       Amount          Units        Amount
                                   ---------  -------------    ---------  -------------
Accumulation Units:
 Balance at beginning of period    7,722,501  ($146,214,289)   8,462,449  ($135,982,849)
 Contract purchases                   95,911      1,611,124      152,590      2,092,826
 Terminated contracts               (642,277)   (12,586,365)    (892,538)   (12,324,266)
                                 -----------  -------------    ---------  -------------

Balance at end of period           7,176,135  ($157,189,530)   7,722,501  ($146,214,289)
                                 ===========  =============    =========  =============

Annuity Reserves:
 Balance at beginning of period      600,319    ($7,078,289)     699,953    ($5,463,958)
 Annuity payments                    (84,509)    (1,535,525)     (88,185)    (1,400,844)
 Receipt of guarantee
  mortality adjustments               14,470              -      (11,449)      (213,487)
                                 -----------  -------------    ---------  -------------

Balance at end of period             530,280    ($8,613,814)     600,319    ($7,078,289)
                                 ===========  =============    =========  =============

6. Supplemental information - selected per unit data and ratios

The following is selected financial data for an accumulation unit outstanding throughout each period:

                                  1998      1997      1996      1995      1994
                                -----------------------------------------------
  Investment income             $ 0.301   $ 0.286   $ 0.267    $0.251    $0.217
  Expenses                        0.217     0.178     0.139     0.114     0.095
                                -------   -------   -------    ------    ------
  Net investment income           0.084     0.108     0.128     0.137     0.122

  Net realized and unrealized
   gain (loss) on investments     3.028     3.755     1.735     2.539    (0.040)
                                -------   -------   -------    ------    ------

  Increase in accumulation
   unit value                     3.112     3.863     1.863     2.676     0.082
  Accumulation unit value
   at beginning of year          15.600    11.737     9.874     7.198     7.116
                                -------   -------   -------    ------    ------

Accumulation unit value
  at end of period              $18.712   $15.600   $11.737    $9.874    $7.198
                                =======   =======   =======    ======    ======

Ratio of expenses to average
  net assets                       1.28%     1.27%     1.28%     1.28%     1.27%
Ratio of net investment income
  to average net assets            0.54%     0.77%     1.17%     1.65%     1.75%
Portfolio turnover rate           31.10%    32.56%    49.94%    48.95%    64.09%
Number of accumulation units
  outstanding at end of period
  (expressed in thousands)
  Accumulation units:             7,176     7,723     8,462     9,569     9,908
  Reserve units:                    530       600       700       831       863

Report of Ernst & Young LLP, Independent Auditors

Board of Managers and Contract Owners
Lincoln National Variable Annuity Fund A

We have audited the accompanying statement of net assets of Lincoln National Variable Annuity Fund A as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per unit data and ratios (Note 6 to financial statements) for each of the five years in the period then ended. These financial statements and per unit data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per unit data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per unit data and ratios referred to above present fairly, in all material respects, the financial position of the Lincoln National Variable Annuity Fund A at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per unit data and ratios for each of the five years in the period in conformity with generally accepted accounting principles.


                                                  /s/  ERNST & YOUNG LLP
Fort Wayne, Indiana
February 9, 1999

Board of Managers

Kelly D. Clevenger
Chairman, Board of Managers
Vice President, Lincoln National Life
Insurance Co., Fort Wayne, Ind.

Nancy L. Frisby, CPA, Manager
Chief Financial Officer, University of Miami
School of Medicine, Bascom Palmer Eye Institute,
Miami, Fla.

John B. Borsch, Jr., Manager
Associate Vice President, Investments,
Northwestern University, Evanston, Ill.

Kenneth G. Stella, Manager
President, Indiana Hospital and Health
Association, Indianapolis, Ind.

Barbara S. Kowalczyk, Manager
Senior Vice President, Lincoln National Corp.,
Fort Wayne, Ind.

Safekeeper of Securities
Chase Manhattan Bank, NA for Chase MetroTech
Center, Brooklyn, NY

Independent Auditors
Ernst & Young LLP
Fort Wayne, Ind.

Investment manager
Lincoln National Life Insurance Co.
Fort Wayne, Ind.


[LOGO OF LINCOLN FINANCIAL GROUP]

     Lincoln National Life Insurance Co.
     Fort Wayne, Indiana 46801
     800-4LINCOLN (800-454-6265)
     www.LincolnLife.com